UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 12, 1998
                Date of Report (Date of earliest event reported)

                     MID-AMERICA APARTMENT COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

        TENNESSEE                   1-12762               62-1543819
(State or other jurisdiction      (Commission          (I.R.S. Employer
     of incorporation)            File Number)         Identification No.)

             6584 POPLAR AVENUE, SUITE 340, MEMPHIS, TENNESSEE 38138
               (Address of principal executive offices) (Zip Code)

                                 (901) 682-6600
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5. Other events.

    The registrant hereby files this Current Report on Form 8-K with the Securities Exchange Commission to provide the Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1997 and Notes thereto, as set forth on the pages attached hereto.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

BASIS OF PRESENTATION

    The accompanying pro forma statement of operations provides pro forma information for the year ended December 31, 1997. The unaudited pro forma condensed combined balance sheet at December 31, 1997 is not presented as the transactions described below on this Form 8-K were consummated on or before December 31, 1997 and are therefore included in the Company's consolidated balance sheet at December 31, 1997. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1997 is presented as if each of the transactions described below had been consummated on January 1, 1997; (i) the FDC Merger and Reorganization consummated on November 25, 1997 pursuant to which MAAC and MAALP acquired all the properties and assets comprising the Flournoy Properties Group, including FDC, in exchange for 1,552,355 shares of Common Stock, 412,110 Class A Common Units of MAALP, and approximately $29.6 million cash; in addition, MAAC prepaid certain FPG indebtedness totalling approximately $213.1 million and assumed certain FPG indebtedness totalling approximately $93.5 million. In connection with the Reorganization, FDC disposed of its interest in the Section 42 partnerships prior to the date of the Reorganization; (ii) the acquisition in 1997 of ten Communities containing an aggregate of 2,938 apartment units for an aggregate cash purchase price of $121.5 million (the "1997 Completed Acquisitions"); (iii) the issuance and sale in November 1997 of 1,983,800 shares of MAAC's 8.875% Series B Cumulative Preferred Stock (Liquidation Preference $25 per share) for an aggregate net cash price of $46.7 million (the "Preferred Stock Offering"), and the related use of such proceeds; (iv) the issuance and sale in October 1997 of 3,499,300 shares of MAAC Common Stock for an aggregate net cash price of $98.2 million (the "Common Stock Offering"), and the related use of such proceeds; (v) the issuance and sale in March 1997 of 2,300,000 shares of MAAC Common Stock for an aggregate net cash price of $62.6 million, and the related use of such proceeds; (vi) the establishment of a $142 million aggregate principal amount of Bonds bearing interest at 6.95% per annum (the "New Credit Facilities") that was used to partially finance the Reorganization.

    The unaudited pro forma condensed combined statement of operations does not give effect to the following property acquisitions: 1) Sterling Ridge Apartments, a 192 unit community acquired on November 12, 1997, for $7.7 million including a bond assumption of $4.8 million; 2) Colony at South Park, a 184 unit community acquired on November 25, 1997, for $7.5 million; 3) Walden Run Apartments, a 240 unit community acquired on February 5, 1998, for $13.4 million; 4) Van Mark Apartments, a 154 unit community acquired on February 26, 1998, for $5.1 million; 5) Eagle Ridge Apartments, a 200 unit community acquired on May 6, 1998, for $8.4 million including a loan assumption of $6.5 million and
6) Georgetown Grove Apartments, a 220 unit community acquired on May 29, 1998, for $12.8 million including a loan assumption of $10.5 million. These property acquisitions are not included in the pro forma condensed combined statement of operations because the effect of such acquisitions are not significant.

    The 1997 Completed Acquisitions consist of the following properties:

            Properties                             Purchase Price
            ----------                             --------------
            Howell Commons                         13,000,000
            Balcones Woods                         15,800,000
            Westside Creek I                        6,100,000
            Villages at Hartland                   10,300,000
            Woodhollow                             16,700,000
            The Woods                              10,000,000
            Oaks at Deerwood                       15,200,000
            Austin Chase                           14,000,000
            Westside Creek II                       6,500,000
            Woodwinds                               5,000,000
            Hermitage at Beechtree                  8,936,200
                                                  -----------
                                                  121,536,200

    The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1997 also assumes that MAAC had qualified as a REIT and distributed all of its taxable income for the period presented and, therefore, incurred no income tax expense.

    For purposes of this pro forma condensed combined statement of operations, the Reorganization has been accounted for as a purchase in accordance with Accounting Principles Board Opinion No. 16. In the opinion of MAAC's management, all significant adjustments necessary to reflect the effects of the foregoing transactions have been made.

    The unaudited condensed combined pro forma statement of operations has been prepared by MAAC based on the historical financial statements of FPG and MAAC, which have been previously filed with the Securities and Exchange Commission and are incorporated herein by reference. This unaudited pro forma condensed combined statement of operations should be read in conjunction with the foregoing historical financial statements, including the notes thereto. This pro forma condensed combined statement of operations is presented for comparative purposes only and is not indicative of what the actual results of operations of MAAC would have been had the foregoing transactions occurred on the dates indicated.

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                            MAAC             FPG                              COMBINED
                                        PRO FORMA(A)    HISTORICAL(B)    ADJUSTMENTS(C)      PRO FORMA
                                        ------------    -------------    --------------      ----------
REVENUES:
Property
     Rental..........................     $142,862         $43,743           --               $186,605
     Other...........................        3,446           2,521           --                  5,967
Property management..................          164           1,245           --                  1,409
Development..........................       --                 738           --                    738
Construction, net....................       --               1,523              (765)(D)           758
Miscellaneous........................       --                 696              (425)(E)           271
                                        ------------    -------------    ------------        ----------
          TOTAL REVENUES.............      146,472          50,466            (1,190)          195,748

EXPENSES:
Personnel............................       15,311           5,038           --                 20,349
Building repairs / maintenance,
  utilities, landscaping, and other
  operating..........................       24,685           7,301           --                 31,986
Real estate taxes and insurance......       15,346           4,530           --                 19,876
Depreciation and amortization .......       29,223          11,259              (156)(F)        40,326
Property management..................       --                 692           --                    692
General and administrative...........        6,823           4,483           --                 11,306
Interest.............................       31,462          18,593            (6,618)(G)        43,437
Amortization of deferred financing
  costs..............................          932             460             1,055 (H)         2,447
Offering expenses....................       --               2,252           --                  2,252
Other, net...........................       --                (875)          --                   (875)
                                        ------------    -------------    ------------        ----------
          TOTAL EXPENSES.............      123,782          53,733            (5,719)          171,796
                                        ------------    -------------    ------------        ----------
Income before gains on sale of
  assets.............................       22,690          (3,267)            4,529            23,952
                                        ------------    -------------    ------------        ----------
Gains on sale of assets..............       --                 132           --                    132
                                        ------------    -------------    ------------        ----------
Income before minority interest in
  operating partnership income.......       22,690          (3,135)            4,529            24,084
                                        ------------    -------------    ------------        ----------
Minority interest in operating
  partnership income.................        2,769          --                   217 (I)         2,986
                                        ------------    -------------    ------------        ----------
Net income...........................       19,921          (3,135)            4,312            21,098
                                        ------------    -------------    ------------        ----------
Dividend on preferred shares.........        5,252          --                 3,800 (J)         9,052
                                        ------------    -------------    ------------        ----------
Net income available for common
  shareholders.......................     $ 14,669         $(3,135)         $    512          $ 12,046
                                        ============    =============    ============        ==========
Net income per common share..........                                                         $   0.65 (K)
                                                                                             ==========

PRO FORMA ADJUSTMENTS:

     (A)  See MAAC Pro Forma below.

     (B) Reflects the unaudited historical combined statement of operations of FPG for the period from January 1, 1997 to November 25, 1997, the date MAAC consummated the FDC merger and reorganization. Certain reclassifications have been made to FPG's historical statement of operations to conform to MAAC's presentation. The unaudited pro forma financial information does not include the effect of eliminating certain nonrecurring income and expenses or the elimination of certain general and administration expenses that were related to FPG which the combined entity does not expect to incur in the future. Included in the pro forma information are gains from sales of assets ($132), dividend income on trading securities ($20), other income ($38), accounting, legal and other costs incurred in connection with a proposed public offering of FDC common stock which was abandoned during 1997 ($2,252) and general and administrative expenses which are expected to be eliminated as a result of cost savings resulting from the Reorganization ($587). Subsequent to the Reorganization, MAAC incurred prepayment penalties of approximately $7,851, net of minority interest on notes payable of FPG which were prepaid. These nonrecurring costs were charged to operations as an extraordinary item when incurred. Such amounts have not been included in the Pro Forma Condensed Combined Statement of Operations.

     (C) MAAC may issue additional shares of Common Stock having a value of up to $7,500 if certain agreed upon conditions are satisfied during calendar years 1998, 1999 and 2000. When and if issued, the Contingent Value Shares will be recorded as additional purchase consideration based upon the fair value of the Common Stock at the date of issuance. The amount of the amortization charge related to the Contingent Value Shares potentially issuable by MAAC has not been included in the Pro Forma Condensed Combined Statement of Operations.

     (D) Represents the elimination of income recognized on a construction contract between MAAC and FPG.

     (E) Represents the elimination of distributions from the Section 42 interests which were disposed of prior to the Reorganization.

     (F) Represents change in depreciation for the application of the purchase method of accounting related to FPG properties ($1,276) net of amortization of cost in excess of fair value of net assets acquired in connection with the Reorganization (Goodwill) of $1,120. The depreciation adjustment is based upon the purchase price of the properties and utilizing the straight line method assuming an estimated life of 30 years for building and 5 years for furniture and equipment. The amortization of goodwill is based upon the straight line method and an estimated life of 8 years for the identifiable intangible assets and 15 years for the unindentifiable intangible assets.

     (G) Represents the reduction in interest and credit enhancement costs associated with the repayment of FPG mortgage and notes payable as a part of the transaction and the MAAC Credit Line ($14,757) net of interest on additional borrowings under the New Credit Facilities of $8,139. The adjustment is based upon $142,000 of incremental borrowings under the Credit Facilties, reduction of MAAC Credit Line of $29,450 and debt FPG repayment of $213,067 and assuming that the transactions occurred at the beginning of the period presented. The interest rates utilized for debt repayment ranged from 8% to 11% per annum based on the rates for the related borrowings.

     (H) Represents amortization of historical deferred financing costs of FPG which were eliminated in connection with applying the purchase method of accounting ($460) net of the amortization of deferred financing costs on new debt which is expected to be incurred of $1,515.

     (I) Represents the change in minority interest in MAALP income as a result of the Reorganization and the Common Stock Offering.

     (J) Represents dividends on the 1,938,830 shares of preferred stock issued in the Preferred Stock Offering.

     (K) Pro Forma net income available per common share based on 18,479,000 shares outstanding during the period and Pro Forma net income available for common shareholders. Extraordinary expenses related to the debt financings have been excluded from the calculation of Pro Forma net income available for common shareholders.

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                ADJUSTMENTS
                                                        ---------------------------
                                           MAAC            COMPLETED                      MAAC
                                       HISTORICAL(L)    ACQUISITIONS(M)     OTHER       PRO FORMA
                                       -------------    ---------------   ---------     ---------
REVENUES:
Property
     Rental..........................    $135,673           $ 7,189          --         $ 142,862
     Other...........................       3,279               167          --             3,446
     Management and development,
       net...........................         164           --               --               164
                                       -------------    ---------------   ---------     ---------
          TOTAL REVENUES.............     139,116             7,356          --           146,472
EXPENSES:
     Personnel.......................      14,623               688          --            15,311
     Building repairs/maintenance,
       utilities, landscaping, and
       other operating...............      23,316             1,369          --            24,685
     Real estate taxes and
       insurance.....................      14,465               881          --            15,346
     Depreciation and
       amortization -- ..............      27,737           --                1,486 (N)    29,223
     General and administrative......       6,602           --                  221 (O)     6,823
     Interest........................      28,943           --                2,519 (P)    31,462
     Amortization of deferred
       financing costs...............         888           --                   44 (Q)       932
                                       -------------    ---------------   ---------     ---------
          TOTAL EXPENSES.............     116,574             2,938           4,270       123,782
                                       -------------    ---------------   ---------     ---------
Income before minority interest in
  operating partnership income.......      22,542             4,418          (4,270)       22,690
Minority interest in operating
  partnership income.................       2,693           --                   76 (R)     2,769
                                       -------------    ---------------   ---------     ---------
Net income...........................      19,849             4,418          (4,346)       19,921
Dividends on preferred shares........       5,252           --               --             5,252
                                       -------------    ---------------   ---------     ---------
Net income available for common
  shareholders.......................     $14,597           $ 4,418       $  (4,346)    $  14,669
                                       =============    ===============   =========     =========
Net income per share.................     $  1.05
                                       =============

MAAC PRO FORMA ADJUSTMENTS:

     (L) Reflects the unaudited historical consolidated statement of operations of MAAC for the year ended December 31, 1997.

     (M) Represents historical operating revenues and expenses from January 1, 1997 to the earlier of the acquisition date or December 31, 1997 for the 1997 Completed Acquisitions.

     (N) Represents additional depreciation and amortization resulting from the Completed Acquisitions. The adjustment is based upon the purchase price of the properties and utilizing the straight line method assuming an estimated life of 30 years for building and 5 years for furniture and equipment.

     (O) Represents anticipated additional costs to operate MAAC resulting from property acquisitions based upon MAAC's estimate that additional administrative costs will be approximately 3% of incremental revenues.

     (P) Represents additional interest costs related to mortgage debt incurred or assumed in connection with the Completed Acquisitions. The adjustment is based upon new borrowings, net of proceeds of offerings, of $60,422 to fund the Completed Acquisitions and weighted average interest rates ranging from 7.5% to 8.9% based upon the rates for the related borrowings. The period utilized to calculate the adjustments equals the period from the beginning of the period presented to consummation date of the Completed Acquisitions.

     (Q) Represents additional amortization resulting from deferred financing costs incurred in connection with the Completed Acquisitions.

     (R) Represents the change in the minority interest in the income of MAALP during the period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: June 12, 1998                  /s/ SIMON R.C. WADSWORTH
                                         Simon R.C. Wadsworth
                                         Executive Vice President
                                         (Principal Financial and
                                           Accounting Officer)